                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): July 13, 1998




                   GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                  0-28238           54-1521616
----------------------------      -----------          ------------------
(State or other jurisdiction      (Commission        (IRS Employer
    of incorporation or            File No.)         Identification No.)
       organization)





  22570 Markey Court, Dulles, Virginia                      20166-6901
----------------------------------------                    -----------
(Address of principal executive offices)                    (Zip Code)




      Registrant's telephone number, including area code:  (703) 444-7931
      -------------------------------------------------------------------


         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 4:   Changes in Registrant's Independent Public Accountants

  Effective July 13, 1998, the Audit Committee of the Company's Board of Directors approved a change in the Company's independent accountant. The independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements was Thompson, Greenspon & Co., P.C. Thompson, Greenspon & Co., P.C.'s reports covered the years ended December 31, 1997, 1996 and 1995. The reports of Thompson, Greenspon & Co., P.C. covering the Company's financial statements as of and for the periods ended December 31, 1997, 1996 and 1995 contained going concern considerations. Other than the foregoing, none of the reports of Thompson, Greenspon & Co., P.C. on the financial statements of the Company for periods reported on by Thompson, Greenspon & Co., P.C. contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Nor have there been any disagreements between the Company and Thompson, Greenspon & Co., P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

  The Company retained the accounting firm of Hein + Associates, LLP, to serve as the Company's independent accountant to audit the Company's financial statements. This engagement was effective July 15, 1998. Prior to its engagement as the Company's independent accountant, Hein + Associates, LLP had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant.

  The Company has requested Thompson, Greenspon & Co., P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.

ITEM 7: EXHIBITS
----------------
Exhibit No.

18.0 Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant furnishes herewith the letter of Thompson, Greenspon & Co., P.C., former accountants to the Company.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.



Date:   July 20, 1998         By:  /s/ Oliver L. North
                                   ------------------------------------
                                    Oliver L. North, President
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
                        THOMPSON, GREENSPON & CO., P.C.
                         Certified Public Accountants
                            Management Consultants






Securities and Exchange Commission
Washington, D.C.  20549

Re:   Guardian Technologies International, Inc.

Gentlemen:

By this letter, the firm of Thompson, Greenspon & Co., P.C., acknowledges that on July 14, 1998, it was notified of its dismissal as independent accountant by Guardian Technologies International, Inc. Prior to July 14, 1998, Thompson, Greenspon & Co., P.C. had served as independent accountant to audit the Registrant's financial statements. Thompson, Greenspon & Co., P.C.'s reports covered the years ended December 31, 1997, 1996 and 1995. The reports of Thompson, Greenspon & Co., P.C. covering the Registrant's financial statements as of and for the periods ended December 31, 1997, 1996 and 1995 contained paragraphs describing going concern considerations. Other than the foregoing, none of the reports of Thompson, Greenspon & Co., P.C. contained any adverse opinion or disclaimer of opinion nor were modified as to audit scope, accounting principles or uncertainty. There have been no disagreements between the Registrant and Thompson, Greenspon & Co., P.C. on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure.

Thompson, Greenspon & Co., P.C.




Fairfax, Virginia
July 17, 1998





             ----------------------------------------------------
                  3930 Walnut Street  Fairfax, VA 22030-4790
                     (703) 385-8888   (703) 385-3940 (fax)